UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 30th, 2021 (April 23rd, 2021)

iCoreConnect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52765	13-4182867
(Commission File Number)	(IRS Employer Identification No.)

529 E. Crown Point Road, Suite 250 Ocoee, FL	34761
(Address of Principal Executive Offices)	(Zip Code)

888-810-7706

(Registrant’s Telephone Number, Including Area Code)

13506 Summerport Village Pkwy #160, Windermere, FL  34786

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 30, 2021, iCoreConnect Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, the completion of its acquisition of substantially all of the assets and business of Heyns Unlimited, LLC, (“Heyns”), an Arizona limited liability company.

The Company is filing this Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) to amend the Original Form 8-K to include (i) unaudited financial statements of Heyns as of March 31, 2021 and for the three months ended, March 31, 2021 and 2020, (ii) audited financial statements of Heyns as of, and for the years ended, December 31, 2020 and 2019, and (iii) unaudited pro forma condensed combined financial information of the Company giving effect to the asset acquisition, required by Items 9.01(a) and 9.01(b) of Form 8-K. This Amendment does not modify, amend, or update in any way any of the financial or other information contained in the Original Filings, nor does it reflect events that may have occurred subsequent to the filing dates of the Original Filings.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

1. The unaudited financial statements of Heyns and the notes thereto, as of March 31, 2021 and for the three months ended March 31, 2021 and 2020 are included as Exhibit 99.3 hereto and are incorporated herein by reference.

2. The audited financial statements of Heyns and the notes thereto, as of, and for the years ended, December 31, 2020 and 2019, are included as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the asset acquisition, is included in Exhibit 99.4 hereto and is incorporated herein by reference:

1. Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2021;

2. Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2021; and

3. Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2020.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of BF Borgers CPA PC
99.1	Press Release, dated April 28, 2021
99.2	Heyns Unlimited, LLC Audited Financial Statements as of, and for the years ended, December 31, 2020 and 2019.
99.3	Heyns Unlimited, LLC Unaudited Financial Statements as of March 31, 2021 and for the three months ended March 31, 2021 and 2020.
99.4	Unaudited Pro Forma Condensed Combined Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iCoreConnect, Inc.
(Registrant)

Dated: August 2, 2022	By:	/s/ Robert McDermott
Robert McDermott
President and Chief Executive Officer

By:	/s/ Archit Shah
Archit Shah, Chief Financial Officer
(Principal Financial and Accounting Officer)

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